UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
washington, d.c. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 13, 2010

_______________________

CRYOLIFE, INC.
(Exact name of registrant as specified in its charter)
_________________________

Florida	1-13165	59-2417093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1655 Roberts Boulevard, N.W., Kennesaw, Georgia  30144
(Address of principal executive office) (zip code)

Registrant's telephone number, including area code: (770) 419-3355

_____________________________________________________________
(Former name or former address, if changed since last report)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2   Financial Information

Item 2.02   Results of Operations and Financial Condition.

On January 13, 2010, CryoLife, Inc. (“CryoLife”) issued a press release and related documents (the “Announcements”) announcing its acquisition of 1,606,005 shares of the common stock of Medafor, Inc. (“Medafor”) and CryoLife’s proposal to combine the two companies.  Among the information disclosed in the Announcements, attached hereto as Exhibit 99.1, CryoLife reported that its sales of Hemostase for the year ended December 31, 2009 were $6 million.

Section 8   Other Events

Item 8.01    Other Events.

As described in Item 2.02 above, on January 13, 2010, CryoLife issued the Announcements to make public its acquisition of 1,606,005 shares of the common stock of Medafor and CryoLife’s proposal to combine the two companies.  The Announcements are available at www.cryolife.com/medaforoffer or have otherwise been disseminated by CryoLife.

This filing and the Announcements are provided for informational purposes only and are not offers to purchase nor a solicitation of offers to sell shares of Medafor or CryoLife. Subject to future developments, CryoLife may file a registration statement and/or tender offer documents and/or proxy statement with the SEC in connection with the proposed combination.  Shareholders should read those filings, and any other filings made by CryoLife with the SEC in connection with the combination, as they will contain important information.  Those documents, if and when filed, as well as CryoLife’s other public filings with the SEC, may be obtained without charge at the SEC’s website at www.sec.gov and at CryoLife’s website at www.cryolife.com.

Except for the historical information contained in this report, the statements made by CryoLife are forward-looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Please refer to the Announcements for further discussion about forward-looking statements. For further information on risk factors, please refer to “Risk Factors” contained in CryoLife’s Form 10-K for the year ended December 31, 2008, as filed with the SEC, and any subsequent SEC filings, as well as in the Announcements. CryoLife disclaims any obligation or duty to update or modify these forward-looking statements.

Section 9    Financial Statements and Exhibits

Item 9.01(d)        Exhibits.

(a) Financial Statements.
Not applicable.

(b) Pro Forma Financial Information.
Not applicable.

(c) Shell Company Transactions.
Not applicable.

(d) Exhibits.

Exhibit Number	Description

99.1	Information available at www.cryolife.com/medaforoffer or otherwise disseminated by CryoLife

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRYOLIFE, INC.

Date: January 13, 2010	By: /s/ D.A. Lee
Name: D. Ashley Lee
Title: Executive Vice President, Chief
Operating Officer and Chief
Financial Officer